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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

      Date of Report (Date of earliest event reported): September 25, 2002

                        TRAVELERS PROPERTY CASUALTY CORP.

               (Exact Name of Registrant as Specified in Charter)


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
            Connecticut                        001-31266                     No. 06-1008174
  (State or Other Jurisdiction of          (Commission File        (IRS Employer Identification No.)
           Incorporation)                       Number)


One Tower Square, Hartford, Connecticut                                          06183
(Address of principal executive offices)                                       (Zip Code)
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       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On September 25, 2002, Travelers Property Casualty Corp. (the "Company") issued two press releases, one announcing that seven persons had been elected to the Company's Board of Directors, and the other announcing that the Company's Board of Directors approved a share repurchase program. The press releases are attached as Exhibits 99.1 and 99.2 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibits are filed herewith:

                  Exhibit 99.1 Press Release dated September 25, 2002, regarding the election of directors.

                  Exhibit 99.2 Press Release dated September 25, 2002, regarding share repurchase authorization


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAVELERS PROPERTY CASUALTY CORP.


Date: September 25, 2002                     /s/ James M. Michener
                                        By  ________________________________
                                             Name:   James M. Michener
                                             Title:  General Counsel

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
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
   99.1 Press Release dated September 25, 2002, regarding the election of directors

   99.2 Press Release dated September 25, 2002, regarding share repurchase authorization
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